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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
October 19, 2005	33-74876-D

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer Identification Number)

4600 E. 48th Avenue
Denver, Colorado 80216
303/320-8800
(Address of principal executive
offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On October 19, 2005, Mark Maley, Vice-President, Sales of Sport-Haley, Inc. (the "Company") submitted a letter of resignation to the Company dated and effective October 18, 2005. Pursuant to the letter and Mr. Maley's employment agreement, Mr. Maley provided notice of his intended resignation ninety days before such resignation will become effective, which will be on January 16, 2006. In the interim, Mr. Maley will continue to serve as Vice-President, Sales of the Company. The Company has not appointed anyone to act as Vice-President, Sales after Mr. Maley's departure. Barry L. Hyman, the Company's Regional Sales Manager, has agreed to serve as National Sales Manager on an interim basis.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.
Date: October 26, 2005	By:	/s/ PATRICK W. HURLEY Patrick W. Hurley, Chief Financial Officer

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  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES